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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 23, 1998

                      Modern Medical Modalities Corporation
             (Exact name of registrant as specified in its charter)


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

New Jersey                   000-23416            22-3059258
(State or other              (Commission          (IRS Employer
jurisdiction of              File Number)         Identification No.)
incorporation)
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                                95 Madison Avenue
                          MORRISTOWN, NEW JERSEY 07960
          (Address of principal executive offices, including zip code)

                                 (973) 538-9955
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

The following unaudited May 31, 1999 balance sheet and the unaudited pro-forma May 31, 1999 balance sheet which reflects the sale of the Company's common stock to accredited investors in a private placement as if it had closed on May 31, 1999 has been prepared at the request of the Nasdaq Amex Market Group. The Company=s net tangible assets as reflected on the May 31, 1999 pro forma balance sheet reflects net tangible assets of $ 2,585,005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 15, 1999

                                       MODERN MEDICAL MODALITIES CORPORATION




                                      By: /S/ ROGER FINDLAY
                                          --------------------------
                                          Name:   Roger Findlay
                                          Title:     President




                                      By: /S/ JAN GOLDBERG
                                          --------------------------
                                          Name:   Jan Goldberg
                                          Title:     President


                                      By: /S/ GREGORY MACCIA
                                          --------------------------
                                          Name:   Gregory Maccia
                                          Title:     President


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ASSETS                                                             MAY 31, 1999      MAY 31, 1999
------                                                             ------------      ------------

Cash and Cash Equivalents                                              $9,141          $265,141
Restricted cash for line of credit repayment                          600,000           600,000
Accounts Receivable (less estimated
      contractual allow. of $2,423,793                              2,708,851         2,708,851
Accounts receivable-Joint Venture                                     119,445           119,445
Current portion note receivable from affiliate                        409,245           409,245
Current portion of note receivable                                     -                   -
Other receivable                                                      409,245           409,245
                                                                    ---------         ---------

      TOTAL CURRENT ASSETS                                          3,846,681         4,102,681
                                                                    ---------         ---------
                                                                    ---------         ---------

Fixed Assets, Net                                                   9,846,681         9,846,681
Less Accumulated Depreciation                                      (4,320,600)       (4,320,600)
                                                                    ---------         ---------
      Net Fixed Assets                                              5,526,127         5,526,127
Note receivable, net of current portion                               113,736           113,736
Organization costs (net of accumulated amortization
      of $27,015 respectively)                                         68,697            68,697
Investment in joint venture                                           332,198           332,198
Deposits                                                               25,530            25,530
Deferred tax asset                                                    470,373           470,373
Other long term assets                                                  6,381             6,381
                                                                    ---------         ---------

      TOTAL OTHER ASSETS                                            6,543,042         6,543,042
                                                                    ---------         ---------

      TOTAL ASSETS                                                 10,389,723        10,389,723
                                                                    ---------         ---------
                                                                    ---------         ---------

LIABILITIES AND STOCKHOLDERS' EQUITY

Line of credit                                                       $595,552          $595,552
Accounts Payable                                                    1,773,661         1,773,661
Accrued Expenses                                                      455,366           455,366
Loan payable-joint venture                                             71,942            71,942
Current portion long term debt                                      2,061,207         2,061,207
Due to affiliate                                                      101,832           101,832
                                                                    ---------         ---------

      TOTAL CURRENT LIABILITIES                                     5,059,560         5,059,560

Long term debt, net of current portion                              2,849,600         2,849,600
                                                                    ---------


      TOTAL OTHER LIABILITIES                                       2,849,600         2,849,600
                                                                    ---------         ---------

      TOTAL LIABILITIES                                             7,909,160         7,909,160
                                                                    ---------         ---------

Minority Interest                                                     151,559           151,559

Common Stock, $0.0002 par value
Authorized-2,500,000 shares
issued and outstanding - 1,895,271 shares                                 379               379
Additional paid-in capital                                          3,866,389         4,122,389
Retained earnings (deficit)                                        (1,537,763)       (1,537,763)
                                                                    ---------         ---------

      TOTAL STOCKHOLDERS' EQUITY                                    2,329,005         2,585,005
                                                                    ---------         ---------

      TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                   $10,389,723       $10,645,723
                                                                    ---------         ---------
                                                                    ---------         ---------
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